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   |                              Confidential                             |
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   |                         The Ipswich Savings Bank                      |
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   |                      Annual Incentive Plan Document                   |
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   |                 BOARD OF DIRECTOR APPROVAL-- 08/16/95                 |
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   |                 EXECUTIVE COMMITTEE APPROVAL-- 09/19/95               |
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   |                           September 15, 1995                          |
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   |                               Prepared by                             |
   |                        THE EXECUTIVE STUDIES GROUP                    |
   |             A Division of BEN S. COLE FINANCIAL INCORPORATED          |
   |                    130 High Street Boston, MA 02110                   |
   |                                                                       |
   |              TEL: 617/350-9900               FAX:617/350-9909         |
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
1.    Purpose

      The Ipswich Savings Bank (the "Bank) Annual Incentive Plan (the "Plan") is intended to encourage and reward outstanding performance on the part of participating executives.

2.    Administration

      The Plan will be administered by the Compensation Committee of the Bank (the "Committee") and the Committee's interpretation and application of the program of the Plan shall be final and binding on all concerned. Applicable variables for the current Plan year are in Appendix A.

3.    Participants

      The executives who will be eligible to receive awards will be those designated in writing by the Committee (a "Participant"). The Committee may revise such designations from time to time at the beginning or during the Bank's fiscal year.

4.    Award Targets

      Each participant will have an award target (a "Target Award") expressed as a percentage of salary. Salary for this purpose will be the annualized base salary in effect on the last day of the Bank's fiscal year.

5.    Award Determination

      Awards earned under the Plan will depend on Bank performance compared to performance of all publicly held savings banks in Massachusetts based on annual return on equity ("ROE").

6.    Peer Banks

      Peer banks will be all Massachusetts savings bank that are publicly held during the whole Bank fiscal year. If a Peer bank has a fiscal year other than a calendar year, the results used will be the fiscal year that ends closest to the end of the Bank's fiscal year.

7.    Performance Measure

      The performance measure will be ROE as reported to stockholders using year end equity. For the Bank ROE will be calculated after provision for any payments under this Plan. Payments due will depend upon the ROE percentile position the Bank achieves.

8.    ROE/Target Award Relationship

      The following schedule will determine the ROE percentile and Target Award relationship.

                                               % of Target
               ROE Percentile                  Award Earned

               Below 50th percentile              0%
               At 50th percentile                 50%
               At 67th percentile                 100%
               At 75th percentile                 125%
               At 90th percentile                 150%
               Above 90th percentile              200%

      For purposes of calculating the Bank's percentile among peer banks, actual ROE rankings for the 50th, 75th and 90th percentiles must equal the next highest whole number.

      In between these percentiles, the actual Bank ROE percentile ranking would be rounded to the nearest full percentile to interpolate the % of Target Award Earned percentage amount to the nearest full percentage point. All actual award amounts will be rounded to the nearest $100.

9.    Bank/Individual Award Mix

      Each Award will consist of a Bank portion that will be paid automatically and an individual portion that will depend on achievement of other objectives. The mix of Bank and individual awards will be 75% Bank and 25% individual for the CEO, and 50% Bank and 50% individual for other Participants.

10.   Individual Awards

      Individual awards will be based on achievement of goals established at the beginning of the year. The Compensation Committee will determine the individual award for the CEO and the CEO will recommend individual awards to the Committee for all other Participants.

      Individual  awards  may vary from zero to the  maximum  determined  by the
      combination   of  %  of  Target   Award   earned  in  Section  9  and  the
      Bank/Individual Award mix in Section 10.

      Regardless of overall Bank results, up to a minimum of the individual portion amount at 100% of Target Award may be paid based on individual performance assessment.

11.   Payment of Awards

      Payment of all awards for the year will be made in cash as soon as possible after peer group results are available. A participant must be an employee of the Bank on the last day of the fiscal year to receive an award payment under the Plan.

12.   Extraordinary Items

      The Committee may decide to include or exclude any profit or loss items that are determined to be extraordinary. Such determination will be made at the time of such event

13.   Amendment

      The Plan will be in effect for fiscal year 1995 and subsequent years. The Committee may at any time amend or discontinue the plan, provided, however, that no amendment may adversely affect the rights of any Participant during a Plan year.

14.   Employment Rights

      The Plan does not confer upon any Participant any right to continued employment nor does it interfere in any way with the right of the Bank to terminate the employment of a Participant.

                                   APPENDIX A

1.    1995 Annual Incentive Plan Participants

                    Participant                       Target Award (% Salary)
                    -----------                       -----------------------

                    Chief Executive Of ficer (Grey)          20%
                    Chief Financial Officer (Kenney)         10%

2.    Peer Group

      The 26 publicly-held savings banks in Massachusetts as delineated in the SNL Securities September 1995 monthly market report.

3.    1995 ROE/Target Award Relationships (Assumes 26 banks.)

                    Bank Ranking     ROE Percentiie        % Target Award Earned
                    ------------     --------------        ---------------------
                     1-13        Below 50th percentile              0 %
                      14          At 50th percentile                50
                      15          At 56th percentile                68
                      16          At 60th percentile                80
                      17          At 65th percentile                95
                      18          At 69th percentile                107
                      19          At 73rd percentile                119
                      20          At 75th percentile                125
                      21          At 81st percentile                135
                      22          At 85th percentile                142
                      23          At 88th percentile                147
                      24          At 90th percentile                150
                     25-26        Over 90th percentile              200